                                                                  Exhibit 10.59

                          INTRODUCTION AGREEMENT

     Pursuant to this Introduction Agreement (this "Agreement") entered into as of February 12, 1998 (the "Effective Date"), between Paramount Capital Investments, LLC, having a place of business at 787 Seventh Avenue, 48th floor, New York, New York 10019 (the "Disclosing Party") and Pacific Pharmaceuticals, Inc. (the "Recipient"), the parties hereto agree:

          1. The Disclosing Party will introduce Recipient to the persons, universities and/or companies (each an "Introduced Party") listed on Schedule I with the intent that Recipient may acquire the technologies and companies described thereon being developed by such parties (the "Acquisition Candidates").

          2. In the event that the Recipient enters into a contract, license, stock purchase agreement, loan agreement or any other agreement or arrangement with respect to any of the Acquisition Candidates, then the Recipient shall pay to the Disclosing Party for each such Acquisition Candidate a total of $*, of which payment of $* is due upon signing of an agreement for an Acquisition Candidate and $* shall be deferred until *. Additionally, Recipient shall grant to the Disclosing Pary and/or its designees a number of shares of common stock of the Company, par value $.002 per share, vesting according to Schedule II attached hereto. In addition, upon receipt of appropriate documentation, the Recipient shall reimburse the Disclosing Party for all reasonable expenses incurred in connection with any Acquisition Candidate not to exceed $*. For a period of thirty-six (36) months from the date hereof, Recipient shall not enter into a contract, license, stock purchase agreement, loan agreement or other agreement or arrangement with any Introduced Party unless the compensation as set forth herein is paid to the Disclosing Party.

          3. It is agreed that the compensation to Disclosing Party with respect to the Acquisition Candidates shall be solely the obligation of Recipient.

          4. Recipient recognizes and understands that the Disclosing Party has not executed any agreements (other than the Confidentiality Agreement as described below and attached hereto as Exhibit A) with respect to the proposed Acquisition Candidates and therefore Recipient agrees not to contact any such parties or any of their officers, directors, employees, agents, affiliates and/or consultants without an officer of the Disclosing Party or without the prior written consent of an officer of the Disclosing Party and further agrees not to take any action that would adversely affect or otherwise hinder the Disclosing Party's ability to ultimately execute any agreements with such parties.

          5. This Agreement constitutes the entire agreement of the parties pertaining to the subject matter hereof, and the parties have made no agreements, representations or warranties relating to the subject matter of this Agreement that are not set forth herein and no agreement subsequent to the date hereof relating to the subject matter of this Agreement shall be binding upon either party unless in writing and executed by both the Disclosing Party and Recipient.

          6. Neither party shall be reasonable in relying on oral statements made by the other which are not contained in a written agreement signed by both parties.

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed with the Securities and Exchange Commission.

This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by each of the parties hereto.

          7. The waiver by either party of compliance with any provision of this Agreement by the other party shall not operate or be construed as a waiver of such party of a provision of this Agreement.

          8.   Neither party may assign its rights or obligations hereunder.

          9. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of the law principles thereof.

          10. Any disputes between the parties hereto arising out of this Agreement and the transactions contemplated hereby shall be determined by valid and binding arbitration in New York, New York.

          11. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

          12. Any notice or other communication under this Agreement shall be in writing and shall be deemed to have been given: when delivered personally against receipt therefor; one (1) day after being sent by Federal Express or similar overnight delivery; or three (3) days after being mailed registered or certified mail, postage prepaid, return receipt requested, to either party at the address set forth below, or to such other address as such party shall give by notice hereunder to the other party.

          If to Recipient:              Pacific Pharmaceuticals, Inc.
                                        6730 Mesa Ridge Road
                                        San Diego, CA 92121
                                        Attn: Chief Executive Officer
                                        Tel:  619-550-3900
                                        Fax:  619-550-3929


          If to Disclosing Party:       Paramount Capital Investments, LLC
                                        787 Seventh Avenue
                                        New York, New York 10019
                                        Attn: Michael S. Weiss
                                        Tel: 212-554-4350
                                        Fax: 212-554-4355

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Introduction to be executed by their respective duly authorized representatives as of the day and year first written above.

                              PARAMOUNT CAPITAL INVESTMENTS, LLC


                              by
                                ---------------------------------
                              Name:  Lindsay A. Rosenwald, M.D.
                              Title: Chairman


                              PACIFIC PHARMACEUTICALS, INC.


                              by
                                ---------------------------------
                              Name:  H. Laurence Shaw
                              Title: President and Chief Executive Officer

                                     SCHEDULE I

                   INTRODUCED PARTIES AND ACQUISITION CANDIDATES


               1.   Name:     Dr. Anthony Pegg
                              Dr. Robert Moschel

                    Company/University: Penn State University
                                        University of Chicago
                                        National Institute of Health

                    Technology:         0-6-Benzyl Guanine

                    License Agreement:  U.S. Patent #'s: 5,091,430,
                                        5,358,952, 5,352,669, 5,525,606 and
                                        their foreign equivalents and any
                                        patent applications and patents
                                        issuing from any of the foregoing.

                                        U.S. Patent Application #'s:
                                        08/620/969 filed 3/25/96, 08/255/190
                                        filed on 6/7/94, 08/661/923 filed on
                                        6/11/96 and their foreign
                                        equivalents, and any patents
                                        applications and patents issuing from
                                        any of the foregoing.

                                   SCHEDULE II

                               EQUITY COMPENSATION


The following represents the equity compensation to the Disclosing Party for assigning the licensing and/or acquisition opportunities described in
Schedule I to this Introduction Agreement.

* shares vesting pursuant to the following schedule until 100% of the shares are vested:

--------------------------------------------------------------------------------
             Vesting Event                             Vesting Shares
--------------------------------------------------------------------------------
Upon the execution of Definitive
Agreements with respect to such
Acquisition Candidates                                           *%
--------------------------------------------------------------------------------
Upon the initiation of the first
Company Sponsored Phase I
clinical trial or equivalent (if no phase I,
then upon the entry into Phase II)                               *%
--------------------------------------------------------------------------------
Upon the initiation of the first
Company Sponsored Phase II
clinical trial or equivalent (including
a continuation of a Phase I into a
Phase II, or a trial designated a Phase I/II)                    *%
--------------------------------------------------------------------------------
Upon the initiation of EACH
subsequent Company Sponsored
Phase II clinical trial or equivalent
(including a continuation of a Phase I
into a Phase II, or a trial designated a
Phase I/II) for an additional indication                         *%
--------------------------------------------------------------------------------
Upon the initiation of THE FIRST
Company Sponsored Phase III
clinical trial or equivalent (including a
continuation of a Phase II into a Phase III,
or a trial designated a Phase II/III)                            *%
--------------------------------------------------------------------------------
Upon the initiation of EACH
subsequent Company Sponsored
Phase III clinical trial or equivalent
(including a continuation of a Phase II into
a Phase III, or a trial designated a
Phase II/III) for an additional indication                       *%(1)
--------------------------------------------------------------------------------
Upon EACH NDA or foreign filing
in a Foreign Major Market                                        *%
--------------------------------------------------------------------------------
Upon EACH NDA or equivalent
approval in a Foreign Major Market                               *%
--------------------------------------------------------------------------------

---------------------

(1) For the sake of clarity, the parties hereto agree that if additional indications are sought for the Technology in addition to the first indication (currently anticipated to be glioma) then early vesting is provided through these additional vesting events.

* This material has been omitted pursuant to a request for confidential treatment. The material has been filed with the Securities and Exchange Commission.